UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 19, 2011

METABOLIX, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-33133	04-3158289
(Commission File Number)	(IRS Employer Identification No.)

21 Erie Street, Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

(617) 583-1700

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

In a Current Report on Form 8-K filed on May 24, 2011 (the “Original Report”), Metabolix, Inc. (the “Company”) reported the final results for each of the matters submitted to a vote of shareholders at its 2011 Annual Meeting of Shareholders held on May 19, 2011. The Company is filing this amendment to the Original Report to report that, consistent with the Board of Directors’ recommendation in the Company’s 2011 Proxy Statement and the voting results, the Company has determined to hold an advisory vote on the compensation of the Company’s named executive officers every three years, until the next advisory vote on the frequency of such votes, which in accordance with applicable law, will occur no later than the Company’s 2017 Annual Meeting of Shareholders..

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METABOLIX, INC.

Date: October 7, 2011	By:	/s/ Joseph D. Hill
Joseph D. Hill
Chief Financial Officer